Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

International Opportunities Fund

(the “Fund”)

Supplement dated March 13, 2024, to the Statement of Additional Information

(“SAI”) of the Fund, dated October 1, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers— Other Accounts” is revised as follows:

The sub-section entitled “International Opportunities Fund” — Invesco” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2023) Unless otherwise noted
				Registered Investment Companies	Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
International Opportunities Fund	Invesco	David Nadel	1	4,681	1	32.1	0	0
		Andrey Belov, Ph.D.*	0	0	0	0	0	0

* As of January 31, 2024

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.